Exhibit 10.25

NINETEENTH AMENDMENT TO CREDIT AGREEMENT

THIS NINETEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 9, 2017, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), CENTRE LANE MASTER CREDIT FUND II, L.P., as Administrative Agent for the Lenders (as successor to Wells Fargo Bank, National Association, the “Administrative Agent”) and the LENDERS (as defined in the Credit Agreement defined below) signing this Amendment.

RECITALS

A.         The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of February 21, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012, that certain Second Amendment to Credit Agreement, dated as of July 19, 2012, that certain Third Amendment and Limited Waiver to Credit Agreement and Second Amendment to Security Agreement, dated as of March 4, 2013, but effective as of December 7, 2012, that certain Lender Joinder Agreement, effective as of December 17, 2013, that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of December 22, 2014, that certain Fifth Amendment and Limited Waiver to Credit Agreement, dated as of May 28, 2015, that certain Limited Waiver and Sixth Amendment to Credit Agreement, dated as of June 30, 2015, that certain Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of August 31, 2015 (the “Original Limited Waiver Agreement”), that certain First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of December 11, 2015 (the “First Limited Waiver Amendment”), that certain Second Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of March 25, 2016 (the “Second Limited Waiver Amendment”), that certain Third Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents, dated as of July 22, 2016 (the “Third Limited Waiver Amendment”), that certain Eighth Amendment to Credit Agreement dated as of August 5, 2016 (the “Eighth Amendment”), that certain Ninth Amendment to Credit Agreement and Fourth Amendment to Limited Waiver Agreement dated as of October 4, 2016 (the “Ninth Amendment”), that certain Tenth Amendment to Credit Agreement and Fifth Amendment to Limited Waiver Agreement dated as of October 28, 2016 (the “Tenth Amendment”), that certain Eleventh Amendment to Credit Agreement and Sixth Amendment to Limited Waiver Agreement dated as of November 30, 2016 (the “Eleventh Amendment”), that certain Twelfth Amendment to Credit Agreement dated as of December 23, 2016 (the “Twelfth Amendment”), that certain Thirteenth Amendment to Credit Agreement and Seventh Amendment to Limited Waiver Agreement dated as of January 30, 2017 (the “Thirteenth Amendment”), that certain Fourteenth Amendment to Credit Agreement and Seventh Amendment to Limited Waiver Agreement dated as of February 21, 2017 (the “Fourteenth Amendment”), that certain Fifteenth Amendment to Credit Agreement and Ninth Amendment to Limited Waiver Agreement dated as of March 3, 2017 (the “Fifteenth Amendment”) that certain Sixteenth Amendment to Credit Agreement and Eleventh Amendment to Limited Waiver Agreement dated as of May 11, 2017 (the “Sixteenth Amendment”), that certain Seventeenth Amendment to Credit Agreement and Twelfth Amendment to Limited Waiver Agreement dated as of May 31, 2017 (the “Seventeenth Amendment”)  and that certain Eighteenth Amendment to Credit Agreement dated as of June 1, 2017 (the “Eighteenth Amendment”) (such Credit Agreement, as so amended, the “Credit Agreement”; and the Original Limited Waiver Agreement, as amended by the First Limited Waiver Amendment, the Second Limited Waiver Amendment, the Third Limited Waiver Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Thirteenth Amendment, the Fourteenth Amendment, the Fifteenth Amendment, the Sixteenth Amendment, the Seventeenth Amendment, the Eighteenth Amendment and that certain Tenth Amendment to Limited Waiver Agreement dated as of April 10, 2017, the “Limited Waiver Agreement”).

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B.         The Borrower and the Administrative Agent have entered into that certain Side Letter dated as of June 9, 2017 (the “Side Letter”).

C.         The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the provisions of the Credit Agreement and Limited Waiver Agreement pursuant to the terms and conditions of this Amendment.

D.         The Administrative Agent and the Lenders are willing to agree to such request of the Borrower subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1.         DEFINITIONS.  All capitalized terms used in this Amendment (including in the Recitals to this Amendment) which are not expressly defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2.         AMENDMENTS TO THE CREDIT AGREEMENT.

(a)      Section 1.1 of the Credit Agreement is hereby amended by amending the definition of Revolving Credit Loan Cap Amount to read as follows:

“Revolving Credit Loan Cap Amount” means, as of any date of determination, the total of (a) from June 9, 2017 through and including June 11, 2017, $36,224,169.91 plus (b) from June 12, 2017 and at all times thereafter, additional amounts that may be agreed to by the Administrative Agent in writing, in its sole discretion, but in any event, such additional amounts shall not exceed $3,000,000 in the aggregate minus the aggregate amount of all mandatory repayments required to be made by the Borrower under Section 2.4(b)(vi), Section 2.4(b)(vii), Section 2.4(b)(viii), Section 2.4(b)(ix) or Section 2.4(b)(x) through the date of such determination.

(b)      Section 1.1 of the Credit Agreement is hereby further amended by adding the following definition thereto in appropriate alphabetical order:

“Nineteenth Amendment” means that certain Nineteenth Amendment dated as of June 9, 2017 by and among the Borrower, the Administrative Agent and the Lenders party thereto.

(c)      Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the conclusion of Section 8.1(l), (ii) replacing the “.” at the conclusion of Section 8.1(m) and replacing it with “; and” and (iii) adding a new clause (n) thereof as follows:

“(n)      letters of credit listed on Schedule 1.1 of the Nineteenth Amendment.”

(d)        Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the conclusion of Section 8.2(p), (ii) replacing the “.” at the conclusion of Section 8.2(q) and replacing it with “; and” and (iii) adding a new clause (r) thereof as follows:

“(r)        liens on cash collateral supporting letters of credit listed on Schedule 1.1 of the Nineteenth Amendment in an amount not to exceed 105% of the face amount of such letters of credit.”

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3.         NINETEENTH AMENDMENT REVOLVING CREDIT LOAN.  Notwithstanding any provision set forth in the Credit Agreement to the contrary, the Borrower and Lenders hereby agree that upon the satisfaction of the conditions precedent set forth herein, the Lenders shall make a Revolving Credit Loan to the Borrower in an aggregate amount not to exceed $3,286,171.28.

4.         ACKNOWLEDGMENTS OF THE BORROWER.  The Borrower hereby acknowledges and agrees as follows:

(a)      Recitals.  The Recitals to this Amendment are true and correct.

(b)      Loan Documents.  The Credit Agreement, as amended by this Amendment, the Limited Waiver Agreement and each of the other Loan Documents are the legal, valid and binding agreements of each Credit Party which is a party thereto, enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditor’s rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law.

(c)      Obligations.  As of the date hereof, the Obligations of the Credit Parties under the Loan Documents are not subject to any restriction, setoff, deduction, claim, counterclaim or defense of any kind or character whatsoever.

(d)      Outstanding Obligations.  As of the date hereof, after giving effect to the Revolving Credit Loan made on the date hereof, the outstanding amount principal amount of Revolving Credit Loans owed to the Lenders is $36,224,169.91.

5.         REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery of this Amendment, the Borrower represents and warrants that, as of the date hereof:

(a)       other than the representations and warranties with respect to the previously delivered financial statements for Fiscal Year 2012, Fiscal Year 2013, Fiscal Year 2014 and Fiscal Year 2015, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)       no event has occurred and is continuing which constitutes a Default or an Event of Default except for the Known Existing Events of Default (as defined in the Limited Waiver Agreement), the Anticipated Events of Default (as defined in the Limited Waiver Agreement), the Existing Events of Default (as defined in the Side Letter) and the Anticipated Event of Default (as defined in the Side Letter) and no event has occurred and is continuing which constitutes a Waiver Termination Event (as defined in the Limited Waiver Agreement) except for the Known Existing Waiver Termination Events (as defined in the Limited Waiver Agreement);

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(c)       (i) the Borrower and each other Credit Party has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and each other Credit Party, and (iii) each of the Credit Agreement, as amended by this Amendment, the Limited Waiver Agreement and each other Loan Document constitutes the legal, valid and binding obligations of the Borrower and the other Credit Parties party thereto, enforceable against the Borrower or such Credit Party, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d)       neither the execution, delivery and performance of this Amendment, nor the consummation of any transactions contemplated herein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to the Borrower or to any Credit Party, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e)       no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower and of each other Credit Party) is required for the execution, delivery or performance of this Amendment by the Borrower and the other Credit Parties.

6.         CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective upon satisfaction of each of the following conditions precedent to the satisfaction of the Administrative Agent (such date, the “Effective Date”):

(a)      the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Administrative Agent and the Lenders;

(b)      the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and duly acknowledged and agreed to by each Subsidiary Guarantor;

(c)       [reserved]; and

(d)       the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

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7.         REFERENCES.

(a)      Each reference in the Credit Agreement to “this Agreement” or words of like import and each reference in any other Loan Document to the “Credit Agreement” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  Each reference in the Limited Waiver Agreement to “this Agreement” or words of like import and each reference in any other Loan Document to the “Limited Waiver Agreement” or words of like import shall mean and be a reference to the Limited Waiver Agreement, as amended by this Amendment.

(b)     The Credit Agreement, as amended by this Amendment, the Limited Waiver Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

8.         RELEASE.  As a material part of the consideration for the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender entering into this Amendment, the Borrower and each Subsidiary Guarantor (collectively, the “Releasors”) agree as follows (the “Release Provision”):

(a)      The Releasors, jointly and severally, hereby release and forever discharge the Administrative Agent, the Swingline Lender, the Issuing Lender, each Lender and the Administrative Agent’s, the Swingline Lender’s, Issuing Lender’s and each Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents (collectively, the “Claims”), that Releasors may have or allege to have against any or all of the Lender Group and that arise from events occurring before the date hereof.

(b)      The Releasors agree not to sue any of the Lender Group nor in any way assist any other person or entity in suing the Lender Group with respect to any of the Claims released herein.  The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)      The Releasors acknowledge, warrant, and represent to Lender Group that:

(i)       The Releasors have read and understand the effect of the Release Provision.  The Releasors have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasors has read and considered the Release Provision and advised Releasors with respect to the same.  Before execution of this Amendment, the Releasors have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of the Release Provision.

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(ii)      The Releasors are not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  The Releasors acknowledge that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)     The Releasors have executed this Amendment and the Release Provision thereof as a free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity.

(iv)         The Releasors are the sole owners of the Claims released by the Release Provision, and the Releasors have not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d)         The Releasors understand that the Release Provision was a material consideration in the agreement of the Administrative Agent, Swingline Lender, Issuing Lender and each Lender to enter into this Amendment.

(e)         It is the express intent of the Releasors that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by the Releasors of any Claims released hereby against Lender Group.

(f)         If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

(g)         The Releasors acknowledge that they may hereafter discover facts in addition to or different from those that they now know or believe with respect to the Claims released herein, but the Releasors expressly shall have and intend to fully, finally and forever have released and discharged any and all such Claims.  The Releasors expressly waive any provision of statutory or decisional law to the effect that a general release does not extend to Claims that the releasing party does not know or suspect to exist in such party’s favor at the time of executing the release.

9.         COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

10.         SUBSIDIARY GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT.  By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to this Amendment, (b) acknowledges and agrees to any amendment to its obligations in respect of the Subsidiary Guaranty Agreement made pursuant to this Amendment, (c) acknowledges and agrees that its obligations in respect of the Subsidiary Guaranty Agreement and the Security Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (d) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement and the Security Agreement, and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement, the Security Agreement or any other Loan Documents or Obligations.

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11.         EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

12.         GOVERNING LAW.  This Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

13.         WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14.         HEADINGS.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

15.         ENTIRE AGREEMENT; NO COURSE OF DEALING.  THIS AMENDMENT IS A LOAN DOCUMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT NEITHER THE AMENDMENTS AND EXTENSIONS CONTAINED HEREIN NOR ANY OTHER AMENDMENTS OR EXTENSIONS GRANTED TO THE CREDIT PARTIES SHALL BE INTERPRETED OR CONSTRUED UNDER ANY CIRCUMSTANCES AS HAVING ESTABLISHED A COURSE OF DEALING OR COURSE OF CONDUCT BINDING UPON THE ADMINISTRATIVE AGENT, THE LENDERS, THE SWINGLINE LENDER OR THE ISSUING LENDER IN THE FUTURE OR OTHERWISE CREATING ANY FUTURE OBLIGATIONS ON THE PART OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE SWINGLINE LENDER OR THE ISSUING LENDER TO PROVIDE OR AGREE TO ANY SIMILAR AMENDMENT OR EXTENSION AT ANY TIME.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Craig Holmes
Name: Craig Holmes
Title: Chief Financial Officer

Signature Page to Nineteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P,
as Administrative Agent and Lender

By:	/s/ Luke Gosselin
Name: Luke Gosselin
Title: Managing Director

Signature Page to Nineteenth Amendment to Credit Agreement

CENTRE LANE PARTNERS IV, L.P.,
as Lender

By:	/s/ Quinn Morgan
Name: Quinn Morgan
Title: Managing Director

Signature Page to Nineteenth Amendment to Credit Agreement

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
BRADEN MANUFACTURING, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
WILLIAMS GLOBAL SERVICES, INC.
KOONTZ-WAGNER CUSTOM CONTROLS HOLDINGS LLC
GPEG, LLC
GLOBAL POWER TECHNICAL SERVICES, INC.
BRADEN HOLDINGS, LLC
GLOBAL POWER PROFESSIONAL SERVICES INC.
BRADEN CONSTRUCTION SERVICES, INC.
STEAM ENTERPRISES LLC

By:	/s/ Erin Gonzalez
Name: Erin Gonzalez
Title: Vice President & Treasurer

Signature Page to Nineteenth Amendment to Credit Agreement